Investor Supplement
Third Quarter 2025

Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in the interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of governmental and regulatory actions;
•heightened competition;
•litigation outcomes and trends;
•investment risks;
•cybersecurity risks or incidents;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 29-32.

Kemper Corporation
Investor Supplement
Third Quarter 2025
Table of Contents

Page
Consolidated Financial Highlights	3-4
Consolidated Statements of (Loss) Income	5
Consolidated Balance Sheets	6-7
Consolidated Statements of Cash Flows	8-9
Capital Metrics	10
Debt Outstanding, Federal Home Loan Bank Advances and Ratings	11
Adjusted Segment Summary Results:
Revenues	12
Adjusted Operating (Loss) Income	13
Adjusted Net Operating Income	13
Catastrophe Frequency and Severity	14-15
Specialty Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	16-17
Personal Automobile Insurance	18
Commercial Automobile Insurance	19
Life Insurance Segment - Results of Operations and Selected Financial Information	20-21
Expenses	22
Details of Investment Performance	23
Details of Invested Assets	24-25
Investment Concentration	26
Municipal Bond Securities	27
Investments in Limited Liability Companies and Limited Partnerships	28
Definitions of Non-GAAP Financial Measures	29-32

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
For Period Ended
Earned Premiums	$1,133.3	$1,130.8	$1,087.9	$1,081.8	$1,068.5	$1,033.7	$1,031.9	$3,352.0	$3,134.1

Net Investment Income	104.8	95.9	101.2	103.0	111.1	93.0	100.4	301.9	304.5
Other Income	2.9	3.1	2.6	2.6	2.7	3.0	2.2	8.6	7.9
Change in Fair Value of Equity and Convertible Securities	(2.1)	(0.5)	0.1	(2.6)	(2.3)	(1.2)	3.4	(2.5)	(0.1)
Net Realized Investment Gains (Losses)	0.8	(3.7)	1.2	2.0	(1.1)	1.4	5.1	(1.7)	5.4
Investment and Other Income	106.4	94.8	105.1	105.0	110.4	96.2	111.1	306.3	317.7
Total Revenues	$1,239.7	$1,225.6	$1,193.0	$1,186.8	$1,178.9	$1,129.9	$1,143.0	$3,658.3	$3,451.8

Net (Loss) Income	$(24.2)	$69.8	$97.0	$95.7	$72.2	$74.4	$70.2	$142.6	$216.8
Less: Net Loss attributable to Noncontrolling Interest	(3.2)	(2.8)	(2.7)	(1.7)	(1.5)	(1.0)	(1.1)	(8.7)	(3.6)
Net (Loss) Income attributable to Kemper Corporation	$(21.0)	$72.6	$99.7	$97.4	$73.7	$75.4	$71.3	$151.3	$220.4

Adjusted Consolidated Net Operating Income[1]	$20.4	$84.1	$106.4	$115.1	$105.0	$91.7	$69.7	$210.9	$266.4

Per Unrestricted Common Share Amounts:
Basic:
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:	$(0.34)	$1.13	$1.56	$1.52	$1.15	$1.17	$1.11	$2.40	$3.43
Adjusted Consolidated Net Operating Income[1]	$0.33	$1.31	$1.67	$1.81	$1.63	$1.43	$1.08	$3.34	$4.14
Diluted:
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:	$(0.34)	$1.12	$1.54	$1.51	$1.14	$1.16	$1.10	$2.37	$3.40
Adjusted Consolidated Net Operating Income[1]	$0.33	$1.30	$1.65	$1.78	$1.62	$1.42	$1.07	$3.31	$4.11

Dividends Paid to Shareholders Per Share	$0.32	$0.32	$0.32	$0.31	$0.31	$0.31	$0.31	$0.96	$0.93

Return on Shareholders' Equity	(3.0)%	9.9%	14.0%	14.0%	10.8%	11.5%	11.2%	7.1%	11.2%
Return on Adjusted Shareholders' Equity[1]	(4.6)%	14.9%	21.0%	21.4%	16.7%	17.6%	17.2%	10.8%	17.2%

[1]Non-GAAP Financial Measure. See pages 29-32 for definition.

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	As of
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
At Period End
Total Assets	$12,443.4	$12,601.1	$12,467.3	$12,630.4	$12,873.0	$12,544.3	$12,625.9
Insurance Reserves	$6,123.6	$5,900.0	$5,867.1	$5,811.6	$6,012.7	$5,769.2	$5,891.5
Debt	$943.1	$942.6	$942.1	$1,391.6	$1,390.9	$1,390.4	$1,389.8
Kemper Corporation Shareholders’ Equity	$2,732.1	$2,953.4	$2,917.6	$2,788.4	$2,773.3	$2,671.2	$2,589.8
Book Value Per Share[2]	$45.38	$46.45	$45.60	$43.68	$43.30	$41.46	$40.24
Adjusted Book Value Per Share[1,2]	$28.55	$31.01	$30.31	$29.04	$27.88	$27.14	$26.19
Debt to Total Capitalization[2]	25.7%	24.2%	24.4%	33.3%	33.4%	34.2%	34.9%

[1]Non-GAAP Financial Measure. See pages 29-32 for definition.
[2]See Capital Metrics on page 10 for detail calculations.

Kemper Corporation
Consolidated Statements of (Loss) Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Revenues:
Earned Premiums	$1,133.3	$1,130.8	$1,087.9	$1,081.8	$1,068.5	$1,033.7	$1,031.9	$3,352.0	$3,134.1
Net Investment Income	104.8	95.9	101.2	103.0	111.1	93.0	100.4	301.9	304.5
Other Income	2.9	3.1	2.6	2.6	2.7	3.0	2.2	8.6	7.9
Change in Fair Value of Equity and Convertible Securities	(2.1)	(0.5)	0.1	(2.6)	(2.3)	(1.2)	3.4	(2.5)	(0.1)
Net Realized Investment Gains (Losses)	3.9	(0.1)	0.9	4.0	1.1	1.5	6.6	4.7	9.2
Impairment Losses	(3.1)	(3.6)	0.3	(2.0)	(2.2)	(0.1)	(1.5)	(6.4)	(3.8)
Total Revenues	1,239.7	1,225.6	1,193.0	1,186.8	1,178.9	1,129.9	1,143.0	3,658.3	3,451.8
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	924.6	829.1	767.3	743.4	769.3	744.4	756.0	2,521.0	2,269.7
Insurance and Other Expenses	339.1	300.0	294.5	309.5	304.5	279.7	286.4	933.6	870.6
Interest Expense	9.1	9.0	11.4	14.6	14.4	13.9	14.0	29.5	42.3
Total Expenses	1,272.8	1,138.1	1,073.2	1,067.5	1,088.2	1,038.0	1,056.4	3,484.1	3,182.6
(Loss) Income before Income Taxes	(33.1)	87.5	119.8	119.3	90.7	91.9	86.6	174.2	269.2
Income Tax (Benefit) Expense	(8.9)	17.7	22.8	23.6	18.5	17.5	16.4	31.6	52.4
Net (Loss) Income	(24.2)	69.8	97.0	95.7	72.2	74.4	70.2	142.6	216.8
Less: Net Loss attributable to Noncontrolling Interest	(3.2)	(2.8)	(2.7)	(1.7)	(1.5)	(1.0)	(1.1)	(8.7)	(3.6)
Net (Loss) Income attributable to Kemper Corporation	$(21.0)	$72.6	$99.7	$97.4	$73.7	$75.4	$71.3	$151.3	$220.4

Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:
Basic	$(0.34)	$1.13	$1.56	$1.52	$1.15	$1.17	$1.11	$2.40	$3.43
Diluted	$(0.34)	$1.12	$1.54	$1.51	$1.14	$1.16	$1.10	$2.37	$3.40
Dividends Paid to Shareholders Per Share	$0.32	$0.32	$0.32	$0.31	$0.31	$0.31	$0.31	$0.96	$0.93
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	61.477	63.939	63.887	63.859	64.217	64.395	64.255	63.092	64.288
Weighted-Average Unrestricted Shares and Equivalent Shares Outstanding Assuming Dilution (in Millions)	61.477	64.600	64.653	64.632	64.898	64.892	64.773	63.720	64.864

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024

Assets:
Investments:
Fixed Maturities at Fair Value	$6,620.3	$6,669.1	$6,558.6	$6,409.6	$6,872.0	$6,674.7	$6,771.6
Equity Securities at Fair Value	302.0	284.1	232.3	218.5	228.3	226.6	230.1
Equity Method Limited Liability Investments	174.9	176.2	185.1	186.3	202.6	205.1	215.2
Short-term Investments at Cost which Approximates Fair Value	371.2	407.6	545.3	1,037.1	696.9	539.1	520.7
Company-Owned Life Insurance	567.9	557.1	546.5	539.2	533.0	523.3	515.7
Loans to Policyholders	279.3	278.6	279.8	280.7	280.3	279.8	280.5
Other Investments	287.0	272.8	244.5	217.1	223.9	219.7	230.8
Total Investments	8,602.6	8,645.5	8,592.1	8,888.5	9,037.0	8,668.3	8,764.6
Cash	107.4	175.5	115.4	64.4	56.9	107.4	125.9
Receivables from Policyholders	1,022.9	1,038.7	1,052.7	977.9	982.8	988.0	953.1
Other Receivables	185.0	192.9	189.2	185.7	202.1	191.5	195.4
Deferred Policy Acquisition Costs	658.9	658.2	649.7	628.9	621.3	608.0	595.3
Goodwill	1,250.7	1,250.7	1,250.7	1,250.7	1,250.7	1,250.7	1,250.7
Current Income Tax Assets	57.4	57.5	40.9	63.4	68.8	56.5	52.6
Deferred Income Tax Assets	66.3	67.6	73.4	93.3	150.5	185.0	199.1
Other Assets	422.2	448.5	442.2	436.1	468.9	476.4	479.1
Assets of Consolidated Variable Interest Entity:
Fixed Maturities at Fair Value	36.3	33.3	13.7	1.7	1.7	1.6	1.7
Short-term Investments at Cost which Approximates Fair Value	17.5	14.9	31.6	28.0	24.0	4.8	4.0
Cash	—	1.5	—	1.0	—	—	0.8
Receivables from Policyholders	10.7	11.6	11.9	8.2	6.6	5.2	2.7
Other Receivables	0.4	0.2	0.1	—	—	—	—
Deferred Policy Acquisition Costs	1.4	1.6	1.5	1.1	0.7	0.3	0.6
Deferred Income Tax Assets	3.7	2.9	2.2	1.5	1.0	0.6	—
Other Assets	—	—	—	—	—	—	0.3
Total Assets	$12,443.4	$12,601.1	$12,467.3	$12,630.4	$12,873.0	$12,544.3	$12,625.9

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024

Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,317.6	$3,235.3	$3,229.5	$3,199.7	$3,425.8	$3,202.0	$3,294.3
Property and Casualty	2,806.0	2,664.7	2,637.6	2,611.9	2,586.9	2,567.2	2,597.2
Total Insurance Reserves	6,123.6	5,900.0	5,867.1	5,811.6	6,012.7	5,769.2	5,891.5
Unearned Premiums	1,310.6	1,345.0	1,361.6	1,264.1	1,290.3	1,301.5	1,274.1
Policyholder Obligations	620.0	641.3	632.0	637.7	618.3	644.4	660.9
Deferred Income Tax Liabilities	13.5	14.7	6.6	14.8	67.1	68.3	61.7
Accrued Expenses and Other Liabilities	669.5	775.4	715.5	705.2	709.5	693.8	754.8
Long-term Debt, Current, at Amortized Cost	—	—	—	449.9	449.9	449.8	449.7
Long-term Debt, Non-Current, at Amortized Cost	943.1	942.6	942.1	941.7	941.0	940.6	940.1
Liabilities of Consolidated Variable Interest Entity:
Insurance Reserves	26.3	20.9	14.7	9.4	5.3	2.4	0.7
Unearned Premiums	13.6	14.5	14.5	11.2	8.1	4.9	3.1
Accrued Expenses and Other Liabilities	1.6	1.2	1.7	0.5	0.4	0.1	0.6
Total Liabilities	9,721.8	9,655.6	9,555.8	9,846.1	10,102.6	9,875.0	10,037.2
Kemper Corporation Shareholders’ Equity:
Common Stock	6.0	6.4	6.4	6.4	6.4	6.4	6.4
Paid-in Capital	1,737.2	1,859.3	1,863.6	1,854.9	1,858.0	1,860.9	1,852.3
Retained Earnings	1,216.0	1,345.4	1,308.9	1,231.6	1,161.4	1,121.2	1,066.1
Accumulated Other Comprehensive Loss	(227.1)	(257.7)	(261.3)	(304.5)	(252.5)	(317.3)	(335.0)
Total Kemper Corporation Shareholders’ Equity	2,732.1	2,953.4	2,917.6	2,788.4	2,773.3	2,671.2	2,589.8
Noncontrolling Interest	(10.5)	(7.9)	(6.1)	(4.1)	(2.9)	(1.9)	(1.1)
Total Shareholders’ Equity	$2,721.6	$2,945.5	$2,911.5	$2,784.3	$2,770.4	$2,669.3	$2,588.7
Total Liabilities and Shareholders’ Equity	$12,443.4	$12,601.1	$12,467.3	$12,630.4	$12,873.0	$12,544.3	$12,625.9

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Nine Months Ended
	Sep 30, 2025	Sep 30, 2024
Cash Flows from Operating Activities:
Net Income	$142.6	$216.8
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Net Realized Investment Gains	(4.7)	(9.2)
Impairment Losses	6.4	3.8
Depreciation and Amortization of Property, Equipment, Software and Intangible Assets Acquired	61.2	40.8
Settlement Related to Defined Benefit Pension Plan	—	(2.6)
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	6.0	24.7
Change in Value of Equity and Convertible Securities	2.5	0.1
Changes in:
Receivables from Policyholders	(47.5)	(28.4)
Reinsurance Recoverables	2.6	4.6
Deferred Policy Acquisition Costs	(30.3)	(30.3)
Insurance Reserves	251.1	(43.1)
Unearned Premiums	48.9	(2.9)
Income Taxes	9.5	42.5
Other	(38.8)	(9.0)
Net Cash Provided by Operating Activities	409.5	207.8

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Nine Months Ended
	Sep 30, 2025	Sep 30, 2024
Net Cash Provided by (Used in) Operating Activities (Carryforward from page 8)	409.5	207.8

Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	902.3	929.2
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	19.3	15.8
Real Estate Investments	5.5	—
Mortgage Loans	83.4	96.5
Other Investments	18.1	10.9
Purchases of Investments:
Fixed Maturities	(980.7)	(792.2)
Equity Securities	(104.3)	(12.1)
Real Estate Investments	(2.1)	(0.9)
Mortgage Loans	(156.2)	(87.8)
Other Investments	(42.6)	(40.7)
Net Sales (Purchases) of Short-term Investments	685.4	(184.1)
Acquisition of Software and Long-lived Assets	(21.8)	(43.5)
Settlement Proceeds from Company-Owned Life Insurance	2.9	6.2
Other	4.2	13.1
Net Cash Provided by (Used in) Investing Activities	413.4	(89.6)

Cash Flows from Financing Activities:
Repayment of Long-term Debt	(450.0)	—
Proceeds from Policyholder Contract Obligations	30.3	62.8
Repayment of Policyholder Contract Obligations	(51.0)	(100.6)
Proceeds from Shares Issued under Employee Stock Purchase Plan	2.7	2.9
Common Stock Repurchases	(251.3)	(25.0)
Dividends Paid	(60.7)	(60.1)
Other	(0.9)	(5.4)
Net Cash Used in Financing Activities	(780.9)	(125.4)

Net increase (decrease) in cash[1]	42.0	(7.2)
Cash, Beginning of Year[1]	65.4	64.1
Cash, End of Period[1]	$107.4	$56.9
[1]Includes amounts attributable to Kemper Reciprocal reported as non-controlling interest.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Book Value Per Share
Book Value Per Share	$45.38	$46.45	$45.60	$43.68	$43.30	$41.46	$40.24
Adjusted Book Value Per Share[1]	$28.55	$31.01	$30.31	$29.04	$27.88	$27.14	$26.19

Debt and Total Capitalization
Debt	$943.1	$942.6	$942.1	$1,391.6	$1,390.9	$1,390.4	$1,389.8
Kemper Corporation Shareholders’ Equity	2,732.1	2,953.4	2,917.6	2,788.4	2,773.3	2,671.2	2,589.8
Total Capitalization	$3,675.2	$3,896.0	$3,859.7	$4,180.0	$4,164.2	$4,061.6	$3,979.6
Ratio of Debt to Kemper Corporation Shareholders’ Equity	34.5%	31.9%	32.3%	49.9%	50.2%	52.1%	53.7%
Ratio of Debt to Total Capitalization	25.7%	24.2%	24.4%	33.3%	33.4%	34.2%	34.9%

Debt	$943.1	$942.6	$942.1	$1,391.6	$1,390.9	$1,390.4	$1,389.8

Kemper Corporation Shareholders’ Equity	$2,732.1	$2,953.4	$2,917.6	$2,788.4	$2,773.3	$2,671.2	$2,589.8
Less: Accumulated Other Comprehensive Loss	(227.1)	(257.7)	(261.3)	(304.5)	(252.5)	(317.3)	(335.0)
Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	$2,959.2	$3,211.1	$3,178.9	$3,092.9	$3,025.8	$2,988.5	$2,924.8
Total Capitalization Excluding Accumulated Other Comprehensive Loss	$3,902.3	$4,153.7	$4,121.0	$4,484.5	$4,416.7	$4,378.9	$4,314.6
Ratio of Debt to Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	31.9%	29.4%	29.6%	45.0%	46.0%	46.5%	47.5%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Loss	24.2%	22.7%	22.9%	31.0%	31.5%	31.8%	32.2%

Parent Company Liquidity[2]
Kemper Holding Company Cash and Investments[3]	$156.8	$223.2	$161.3	$547.6	$503.7	$376.5	$395.6
Borrowings Available Under Credit Agreement	600.0	600.0	600.0	512.0	477.0	458.0	424.0
Parent Company Liquidity	$756.8	$823.2	$761.3	$1,059.6	$980.7	$834.5	$819.6

Capital Returned to Shareholders
Cash Dividends Paid[4]	$19.7	$20.8	$20.2	$20.0	$20.3	$20.3	$19.5
[1]Non-GAAP Financial Measure. See pages 29-32 for definition.
[2]Excludes borrowings available from subsidiaries
[3]Includes Kemper's direct non-insurance subsidiaries
[4]Three Months Ended

Kemper Corporation
Debt Outstanding, Federal Home Loan Bank Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Kemper Corporation:
Senior Notes at Amortized Cost:
Current:
4.350% Senior Notes due February 15, 2025	$—	$—	$—	$449.9	$449.9	$449.8	$449.7
Non-Current:
2.400% Senior Notes due September 30, 2030	397.8	397.7	397.6	397.5	397.4	397.3	397.1
3.800% Senior Notes due 2032	396.8	396.7	396.6	396.5	396.3	396.2	396.1
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062 at Amortized Cost	148.5	148.2	147.9	147.7	147.3	147.1	146.9
Long-term Debt Outstanding	$943.1	$942.6	$942.1	$1,391.6	$1,390.9	$1,390.4	$1,389.8

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$525.2	$546.2	$536.2	$541.3	$521.3	$547.0	$563.2

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB-
Junior Unsecured Debt	bb	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$785.1	$789.3	$753.7	$753.3	$731.3	$691.5	$675.3	$2,328.1	$2,098.1
Commercial Automobile	232.2	221.5	208.5	201.5	187.7	171.1	164.7	662.2	523.5
Total Specialty Property & Casualty Insurance Earned Premiums	1,017.3	1,010.8	962.2	954.8	919.0	862.6	840.0	2,990.3	2,621.6
Net Investment Income	53.8	49.6	50.5	49.9	52.0	46.6	41.1	153.9	139.7
Other Income	2.5	2.7	1.3	1.5	1.6	1.6	1.4	6.5	4.6
Total Specialty Property & Casualty Insurance Revenues	1,073.6	1,063.1	1,014.0	1,006.2	972.6	910.8	882.5	3,150.7	2,765.9
Life Insurance:
Earned Premium	99.8	100.5	99.7	95.2	100.6	100.8	97.3	300.0	298.7
Net Investment Income	48.0	44.7	48.4	45.5	50.3	30.5	44.3	141.1	125.1
Other Income	0.4	0.3	0.7	0.4	0.2	0.2	0.3	1.4	0.7
Total Life Insurance Revenues	148.2	145.5	148.8	141.1	151.1	131.5	141.9	442.5	424.5
Total Segment Revenues	1,221.8	1,208.6	1,162.8	1,147.3	1,123.7	1,042.3	1,024.4	3,593.2	3,190.4
Change in Fair Value of Equity and Convertible Securities	(2.1)	(0.5)	0.1	(2.6)	(2.3)	(1.2)	3.4	(2.5)	(0.1)
Net Realized Investment Gains (Losses)	3.9	(0.1)	0.9	4.0	1.1	1.5	6.6	4.7	9.2
Impairment Losses	(3.1)	(3.6)	0.3	(2.0)	(2.2)	(0.1)	(1.5)	(6.4)	(3.8)
Non-Core Operations	18.2	21.3	27.9	37.6	54.8	83.8	106.2	67.4	244.8
Other	1.0	(0.1)	1.0	2.5	3.8	3.6	3.9	1.9	11.3
Total Revenues	$1,239.7	$1,225.6	$1,193.0	$1,186.8	$1,178.9	$1,129.9	$1,143.0	$3,658.3	$3,451.8

Kemper Corporation
Segment Adjusted Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Segment Adjusted Operating Income:
Specialty Property & Casualty Insurance	$7.9	$98.9	$122.1	$126.7	$129.8	$127.9	$86.5	$228.9	$344.2
Life Insurance	22.1	14.3	20.2	28.4	18.0	(1.4)	14.0	56.6	30.6
Total Segment Adjusted Operating Income	30.0	113.2	142.3	155.1	147.8	126.5	100.5	285.5	374.8
Corporate and Other Adjusted Operating Loss	(12.3)	(11.3)	(14.1)	(15.2)	(17.2)	(13.7)	(15.6)	(37.7)	(46.5)
Less: Loss before Income Taxes attributable to Noncontrolling Interest	(4.1)	(3.4)	(3.5)	(2.2)	(1.8)	(1.3)	(1.4)	(11.0)	(4.5)
Adjusted Consolidated Operating Income	21.8	105.3	131.7	142.1	132.4	114.1	86.3	258.8	332.8
(Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(2.1)	(0.5)	0.1	(2.6)	(2.3)	(1.2)	3.4	(2.5)	(0.1)
Net Realized Investment Gains (Losses)	3.9	(0.1)	0.9	4.0	1.1	1.5	6.6	4.7	9.2
Impairment Losses	(3.1)	(3.6)	0.3	(2.0)	(2.2)	(0.1)	(1.5)	(6.4)	(3.8)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(22.9)	(4.8)	(5.3)	(9.5)	(11.5)	(6.5)	(12.8)	(33.0)	(30.8)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	0.5	(7.3)	(2.8)	2.7	—	0.5	(0.1)
Non-Core Operations	(26.6)	(5.4)	(4.9)	(3.2)	(22.2)	(17.3)	6.0	(36.9)	(33.5)
(Loss) Income before Income Taxes attributable to Kemper Corporation	$(29.0)	$90.9	$123.3	$121.5	$92.5	$93.2	$88.0	$185.2	$273.7

Segment Adjusted Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$7.6	$79.0	$97.9	$101.2	$103.6	$102.3	$69.2	$184.5	$275.1
Life Insurance	18.6	12.6	17.2	23.5	15.0	(0.2)	11.9	48.4	26.7
Total Segment Adjusted Net Operating Income	26.2	91.6	115.1	124.7	118.6	102.1	81.1	232.9	301.8
Corporate and Other Adjusted Net Operating Loss	(9.0)	(10.3)	(11.4)	(11.3)	(15.1)	(11.4)	(12.5)	(30.7)	(39.0)
Less: Net Loss attributable to Noncontrolling Interest	(3.2)	(2.8)	(2.7)	(1.7)	(1.5)	(1.0)	(1.1)	(8.7)	(3.6)
Adjusted Consolidated Net Operating Income[1]	20.4	84.1	106.4	115.1	105.0	91.7	69.7	210.9	266.4
Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.7)	(0.4)	0.1	(2.0)	(1.8)	(1.0)	2.7	(2.0)	(0.1)
Net Realized Investment Gains (Losses)	3.1	(0.1)	0.7	3.1	0.9	1.2	5.2	3.7	7.3
Impairment Losses	(2.5)	(2.8)	0.2	(1.6)	(1.7)	(0.1)	(1.2)	(5.1)	(3.0)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(19.6)	(3.8)	(4.2)	(7.5)	(9.1)	(5.1)	(10.1)	(27.6)	(24.3)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	0.4	(7.3)	(2.2)	2.1	—	0.4	(0.1)
Non-Core Operations	(20.7)	(4.4)	(3.9)	(2.4)	(17.4)	(13.4)	5.0	(29.0)	(25.8)
Net (Loss) Income attributable to Kemper Corporation	$(21.0)	$72.6	$99.7	$97.4	$73.7	$75.4	$71.3	$151.3	$220.4

[1]Non-GAAP Financial Measure. See pages 29-32 for definition.

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Three Months Ended September 30, 2025
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	30	$1.0	24	$—	17	$(0.2)	31	$0.8
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	30	$1.0	24	$—	17	$(0.2)	31	$0.8

Three Months Ended September 30, 2024
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	15	$3.6	15	$1.2	15	$10.8	19	$15.6
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	15	$3.6	15	$1.2	15	$10.8	19	$15.6

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Catastrophe Frequency and Severity (continued)
(Dollars in Millions)
(Unaudited)

Nine Months Ended September 30, 2025
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	45	$10.1	35	$1.0	28	$4.5	46	$15.6
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	45	$10.1	35	$1.0	28	$4.5	46	$15.6

Nine Months Ended September 30, 2024
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	57	$18.0	51	$1.8	57	$40.1	65	$59.9
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	57	$18.0	51	$1.8	57	$40.1	65	$59.9

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Results of Operations
Net Premiums Written	$982.2	$1,001.5	$1,068.8	$948.9	$938.0	$933.9	$864.6	$3,052.5	$2,736.5

Total Specialty P&C:
Personal Automobile	$785.1	$789.3	$753.7	$753.3	$731.3	$691.5	$675.3	$2,328.1	$2,098.1
Commercial Automobile	232.2	221.5	208.5	201.5	187.7	171.1	164.7	662.2	523.5
Earned Premiums	1,017.3	1,010.8	962.2	954.8	919.0	862.6	840.0	2,990.3	2,621.6
Net Investment Income	53.8	49.6	50.5	49.9	52.0	46.6	41.1	153.9	139.7
Other Income	2.5	2.7	1.3	1.5	1.6	1.6	1.4	6.5	4.6
Total Revenues	1,073.6	1,063.1	1,014.0	1,006.2	972.6	910.8	882.5	3,150.7	2,765.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	798.7	730.1	682.3	668.8	644.2	592.8	609.0	2,211.1	1,846.0
Catastrophe Losses and LAE	1.0	5.3	3.8	1.9	3.6	10.3	4.1	10.1	18.0
Prior Years:
Non-catastrophe Losses and LAE	51.4	13.6	0.5	1.9	(0.1)	(0.8)	5.3	65.5	4.4
Catastrophe Losses and LAE	—	0.4	0.2	(0.1)	0.2	(0.1)	0.7	0.6	0.8
Total Incurred Losses and LAE	851.1	749.4	686.8	672.5	647.9	602.2	619.1	2,287.3	1,869.2
Insurance Expenses	214.6	214.8	205.1	207.0	194.9	180.7	176.9	634.5	552.5
Segment Adjusted Operating Income	7.9	98.9	122.1	126.7	129.8	127.9	86.5	228.9	344.2
Income Tax Expense	0.3	19.9	24.2	25.5	26.2	25.6	17.3	44.4	69.1
Total Segment Adjusted Net Operating Income	$7.6	$79.0	$97.9	$101.2	$103.6	$102.3	$69.2	$184.5	$275.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.5%	72.3%	70.9%	70.0%	70.1%	68.7%	72.5%	74.0%	70.4%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.5	0.4	0.2	0.4	1.2	0.5	0.3	0.7
Prior Years Non-catastrophe Losses and LAE Ratio	5.1	1.3	0.1	0.2	—	(0.1)	0.6	2.2	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	83.7	74.1	71.4	70.4	70.5	69.8	73.7	76.5	71.3
Insurance Expense Ratio	21.1	21.3	21.3	21.7	21.2	20.9	21.1	21.2	21.1
Combined Ratio	104.8%	95.4%	92.7%	92.1%	91.7%	90.7%	94.8%	97.7%	92.4%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	78.5%	72.3%	70.9%	70.0%	70.1%	68.7%	72.5%	74.0%	70.4%
Insurance Expense Ratio	21.1	21.3	21.3	21.7	21.2	20.9	21.1	21.2	21.1
Underlying Combined Ratio	99.6%	93.6%	92.2%	91.7%	91.3%	89.6%	93.6%	95.2%	91.5%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	104.8%	95.4%	92.7%	92.1%	91.7%	90.7%	94.8%	97.7%	92.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.5	0.4	0.2	0.4	1.2	0.5	0.3	0.7
Prior Years Non-catastrophe Losses and LAE Ratio	5.1	1.3	0.1	0.2	—	(0.1)	0.6	2.2	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	0.1	—	—
Underlying Combined Ratio	99.6%	93.6%	92.2%	91.7%	91.3%	89.6%	93.6%	95.2%	91.5%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Insurance Reserves:
Non-Standard Automobile	$1,752.1	$1,661.2	$1,640.3	$1,626.0	$1,605.3	$1,597.1	$1,633.1
Commercial Automobile	894.2	813.0	771.5	721.9	677.5	640.5	618.1
Insurance Reserves	$2,646.3	$2,474.2	$2,411.8	$2,347.9	$2,282.8	$2,237.6	$2,251.2
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$932.7	$906.1	$930.1	$921.8	$932.5	$952.8	$965.7
Incurred but Not Reported	1,518.7	1,378.8	1,300.5	1,250.6	1,177.5	1,113.1	1,114.8
Total Loss Reserves	2,451.4	2,284.9	2,230.6	2,172.4	2,110.0	2,065.9	2,080.5
Unallocated LAE Reserves	194.9	189.3	181.2	175.5	172.8	171.7	170.7
Insurance Reserves	$2,646.3	$2,474.2	$2,411.8	$2,347.9	$2,282.8	$2,237.6	$2,251.2

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Results of Operations
Net Premiums Written	$727.6	$767.0	$823.9	$740.6	$735.1	$739.5	$672.5	$2,318.5	$2,147.1

Earned Premiums	$785.1	$789.3	$753.7	$753.3	$731.3	$691.5	$675.3	$2,328.1	$2,098.1
Net Investment Income	33.8	31.3	31.8	31.6	33.0	30.3	26.9	96.9	90.2
Other Income	2.3	2.6	1.2	1.3	1.5	1.5	1.3	6.1	4.3
Total Revenues	821.2	823.2	786.7	786.2	765.8	723.3	703.5	2,431.1	2,192.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	629.2	571.7	528.4	519.6	507.8	471.6	485.7	1,729.3	1,465.1
Catastrophe Losses and LAE	0.6	4.3	2.7	1.0	2.1	7.9	3.5	7.6	13.5
Prior Years:
Non-catastrophe Losses and LAE	8.0	(5.0)	(4.7)	(5.3)	(2.7)	0.6	6.5	(1.7)	4.4
Catastrophe Losses and LAE	(0.1)	0.3	0.1	—	0.1	—	0.6	0.3	0.7
Total Incurred Losses and LAE	637.7	571.3	526.5	515.3	507.3	480.1	496.3	1,735.5	1,483.7
Insurance Expenses	172.5	173.7	166.8	168.8	158.8	148.0	145.6	513.0	452.4
Adjusted Operating Income	11.0	78.2	93.4	102.1	99.7	95..2	61.6	182.6	256.5
Income Tax Expense	1.4	16.1	18.7	20.7	20.2	19.3	12.3	36.2	51.8
Total Product Line Adjusted Net Operating Income	$9.6	$62.1	$74.7	$81.4	$79.5	$75.9	$49.3	$146.4	$204.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	80.1%	72.5%	70.1%	69.0%	69.5%	68.2%	71.9%	74.3%	69.9%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.5	0.4	0.1	0.3	1.1	0.5	0.3	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	1.0	(0.6)	(0.6)	(0.7)	(0.4)	0.1	1.0	(0.1)	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	81.2	72.4	69.9	68.4	69.4	69.4	73.5	74.5	70.7
Insurance Expense Ratio	22.0	22.0	22.1	22.4	21.7	21.4	21.6	22.0	21.6
Combined Ratio	103.2%	94.4%	92.0%	90.8%	91.1%	90.8%	95.1%	96.5%	92.3%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	80.1%	72.5%	70.1%	69.0%	69.5%	68.2%	71.9%	74.3%	69.9%
Insurance Expense Ratio	22.0	22.0	22.1	22.4	21.7	21.4	21.6	22.0	21.6
Underlying Combined Ratio	102.1%	94.5%	92.2%	91.4%	91.2%	89.6%	93.5%	96.3%	91.5%
Non-GAAP Measure Reconciliation
Combined Ratio	103.2%	94.4%	92.0%	90.8%	91.1%	90.8%	95.1%	96.5%	92.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.5	0.4	0.1	0.3	1.1	0.5	0.3	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	1.0	(0.6)	(0.6)	(0.7)	(0.4)	0.1	1.0	(0.1)	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	0.1	—	—
Underlying Combined Ratio	102.1%	94.5%	92.2%	91.4%	91.2%	89.6%	93.5%	96.3%	91.5%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Results of Operations
Net Premiums Written	$254.6	$234.5	$244.9	$208.3	$202.9	$194.4	$192.1	$734.0	$589.4

Earned Premiums	$232.2	$221.5	$208.5	$201.5	$187.7	$171.1	$164.7	$662.2	$523.5
Net Investment Income	20.0	18.3	18.7	18.3	19.0	16.3	14.2	57.0	49.5
Other Income	0.2	0.1	0.1	0.2	0.1	0.1	0.1	0.4	0.3
Total Revenues	252.4	239.9	227.3	220.0	206.8	187.5	179.0	719.6	573.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	169.5	158.4	153.9	149.2	136.4	121.2	123.3	481.8	380.9
Catastrophe Losses and LAE	0.4	1.0	1.1	0.9	1.5	2.4	0.6	2.5	4.5
Prior Years:
Non-catastrophe Losses and LAE	43.4	18.6	5.2	7.2	2.6	(1.4)	(1.2)	67.2	—
Catastrophe Losses and LAE	0.1	0.1	0.1	(0.1)	0.1	(0.1)	0.1	0.3	0.1
Total Incurred Losses and LAE	213.4	178.1	160.3	157.2	140.6	122.1	122.8	551.8	385.5
Insurance Expenses	42.1	41.1	38.3	38.2	36.1	32.7	31.3	121.5	100.1
Adjusted Operating (Loss) Income	(3.1)	20.7	28.7	24.6	30.1	32.7	24.9	46.3	87.7
Income Tax (Benefit) Expense	(1.1)	3.8	5.5	4.8	6.0	6.3	5.0	8.2	17.3
Total Product Line Adjusted Net Operating (Loss) Income	$(2.0)	$16.9	$23.2	$19.8	$24.1	$26.4	$19.9	$38.1	$70.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.0%	71.5%	73.9%	74.0%	72.6%	70.9%	74.8%	72.8%	72.7%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.5	0.5	0.4	0.8	1.4	0.4	0.4	0.9
Prior Years Non-catastrophe Losses and LAE Ratio	18.7	8.4	2.5	3.6	1.4	(0.8)	(0.7)	10.1	—
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	0.1	(0.1)	0.1	—	—
Total Incurred Loss and LAE Ratio	91.9	80.4	76.9	78.0	74.9	71.4	74.6	83.3	73.6
Insurance Expense Ratio	18.1	18.6	18.4	19.0	19.2	19.1	19.0	18.3	19.1
Combined Ratio	110.0%	99.0%	95.3%	97.0%	94.1%	90.5%	93.6%	101.6%	92.7%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	73.0%	71.5%	73.9%	74.0%	72.6%	70.9%	74.8%	72.8%	72.7%
Insurance Expense Ratio	18.1	18.6	18.4	19.0	19.2	19.1	19.0	18.3	19.1
Underlying Combined Ratio	91.1%	90.1%	92.3%	93.0%	91.8%	90.0%	93.8%	91.1%	91.8%
Non-GAAP Measure Reconciliation
Combined Ratio	110.0%	99.0%	95.3%	97.0%	94.1%	90.5%	93.6%	101.6%	92.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	0.5	0.5	0.4	0.8	1.4	0.4	0.4	0.9
Prior Years Non-catastrophe Losses and LAE Ratio	18.7	8.4	2.5	3.6	1.4	(0.8)	(0.7)	10.1	—
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	0.1	(0.1)	0.1	—	—
Underlying Combined Ratio	91.1%	90.1%	92.3%	93.0%	91.8%	90.0%	93.8%	91.1%	91.8%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Results of Operations
Earned Premiums	$99.8	$100.5	$99.7	$95.2	$100.6	$100.8	$97.3	$300.0	$298.7
Net Investment Income	48.0	44.7	48.4	45.5	50.3	30.5	44.3	141.1	125.1
Other Income	0.4	0.3	0.7	0.4	0.2	0.2	0.3	1.4	0.7
Total Revenues	148.2	145.5	148.8	141.1	151.1	131.5	141.9	442.5	424.5
Policyholders’ Benefits and Incurred Losses and LAE	60.5	63.5	62.2	43.5	64.1	63.9	63.0	186.2	191.0
Insurance Expenses	65.6	67.7	66.4	69.2	69.0	69.0	64.9	199.7	202.9
Segment Adjusted Operating Income (Loss)	22.1	14.3	20.2	28.4	18.0	(1.4)	14.0	56.6	30.6
Income Tax Expense (Benefit)	3.5	1.7	3.0	4.9	3.0	(1.2)	2.1	8.2	3.9
Total Segment Adjusted Net Operating Income (Loss)	$18.6	$12.6	$17.2	$23.5	$15.0	$(0.2)	$11.9	$48.4	$26.7

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Insurance Reserves:
Future Policyholder Benefits	$3,282.2	$3,196.5	$3,186.0	$3,154.3	$3,380.8	$3,155.3	$3,248.8
Incurred Losses and LAE Reserves:
Life	31.1	34.3	39.0	40.8	40.4	42.1	40.7
Accident and Health	4.3	4.5	4.5	4.6	4.6	4.6	4.7
Property	2.0	2.1	2.1	2.7	3.0	2.6	2.5
Total Incurred Losses and LAE Reserves	37.4	40.9	45.6	48.1	48.0	49.3	47.9
Insurance Reserves	$3,319.6	$3,237.4	$3,231.6	$3,202.4	$3,428.8	$3,204.6	$3,296.7

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Insurance and Other Expenses:
Insurance Expenses:
Policy Acquisition Costs, Net of Amortization	$173.8	$177.1	$164.3	$166.2	$161.4	$159.1	$154.9	$515.2	$475.4
Business Unit Operating Costs	94.2	71.4	75.1	76.3	72.8	64.0	64.3	240.7	201.1
Corporate Overhead Costs	43.7	44.6	46.7	47.5	49.3	49.4	48.8	135.0	147.5
Insurance Expenses	311.7	293.1	286.1	290.0	283.5	272.5	268.0	890.9	824.0
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	22.9	4.8	5.3	9.5	11.5	6.5	12.8	33.0	30.8
Pension Settlement	—	—	—	—	0.1	(2.7)	—	—	(2.6)
Other Corporate Costs	4.5	2.1	3.1	10.1	9.4	3.4	5.6	9.7	18.4
Other Expenses	27.4	6.9	8.4	19.6	21.0	7.2	18.4	42.7	46.6
Insurance and Other Expenses	339.1	300.0	294.5	309.6	304.5	279.7	286.4	933.6	870.6
Interest Expense	9.1	9.0	11.4	14.6	14.4	13.9	14.0	29.5	42.3
Total Insurance, Interest, and Other Expenses	$348.2	$309.0	$305.9	$324.2	$318.9	$293.6	$300.4	$963.1	$912.9

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Net Investment Income
Interest on Fixed Income Securities[1]	$79.1	$76.9	$76.4	$76.3	$79.0	$80.2	$79.8	$232.4	$239.0
Dividends on Equity Securities Excluding Alternative Investments	2.1	0.7	0.8	0.8	0.9	0.9	2.8	3.6	4.6
Alternative Investments:
Equity Method Limited Liability Investments	—	(5.3)	(0.7)	(2.3)	0.9	(14.7)	(2.1)	(6.0)	(15.9)
Limited Liability Investments Included in Equity Securities	4.0	3.1	3.7	5.8	9.1	6.2	3.4	10.8	18.7
Total Alternative Investments	4.0	(2.2)	3.0	3.5	10.0	(8.5)	1.3	4.8	2.8
Short-term Investments	4.2	6.0	8.6	10.5	8.4	7.3	7.3	18.8	23.0
Loans to Policyholders	5.2	5.1	5.3	5.2	5.5	5.1	5.2	15.6	15.8
Real Estate	2.5	2.3	2.2	2.1	2.2	2.2	2.3	7.0	6.7
Company-Owned Life Insurance	10.8	10.5	10.2	10.0	9.7	8.9	7.1	31.5	25.7
Other	3.1	3.3	2.0	0.9	2.2	2.6	2.5	8.4	7.3
Total Investment Income	111.0	102.6	108.5	109.3	117.9	98.7	108.3	322.1	324.9
Investment Expenses:
Real Estate	2.0	2.2	2.1	2.6	1.8	2.1	2.2	6.3	6.1
Other Investment Expenses[1]	4.2	4.5	5.2	3.7	5.0	3.6	5.7	13.9	14.3
Total Investment Expenses	6.2	6.7	7.3	6.3	6.8	5.7	7.9	20.2	20.4
Net Investment Income	$104.8	$95.9	$101.2	$103.0	$111.1	$93.0	$100.4	$301.9	$304.5
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	$3.7	$0.4	$1.3	$4.3	$0.9	$2.2	$12.8	$5.4	$15.9
Losses on Sales	(0.5)	(0.5)	(0.5)	(0.6)	—	(0.3)	(2.3)	(1.5)	(2.6)
Losses on Hedging Activity	—	—	—	—	—	—	(7.9)	—	(7.9)
Equity Securities:
Gains on Sales	0.5	—	—	0.1	—	—	4.1	0.5	4.1
Losses on Sales	—	—	—	—	—	—	(0.1)	—	(0.1)
Other Investments:
Gains on Sales	0.2	—	0.1	0.9	1.8	1.5	—	0.3	3.3
Losses on Sales	—	—	—	(0.7)	(1.6)	(1.9)	—	—	(3.5)
Net Realized Investment Gains (Losses)	$3.9	$(0.1)	$0.9	$4.0	$1.1	$1.5	$6.6	$4.7	$9.2
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(2.9)	$(3.6)	$0.3	$(2.0)	$(2.0)	$0.2	$(1.0)	$(6.2)	$(2.8)
Equity Securities	—	—	—	—	—	—	(0.4)	—	(0.4)
Real Estate	(0.1)	—	—	(0.1)	(0.2)	(0.1)	—	(0.1)	(0.3)
Other	(0.1)	—	—	0.1	—	(0.2)	(0.1)	(0.1)	(0.3)
Net Impairment Losses Recognized in Earnings	$(3.1)	$(3.6)	$0.3	$(2.0)	$(2.2)	$(0.1)	$(1.5)	$(6.4)	$(3.8)
[1]Reduced by interest expense incurred on FHLB borrowings used for spread lending purposes of $4.7 million, $4.8 million, $4.8 million, $4.9 million, $4.8 million, $5.4 million, $5.2 million, for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025		Dec 31, 2024		Dec 31, 2023
	Carrying Value	Percent of Total	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$591.9	6.9%	$486.8	5.5%	$511.5	5.7%
States and Political Subdivisions	1,243.2	14.5	1,233.2	13.9	1,401.9	15.7
Foreign Governments	12.0	0.1	6.6	0.1	3.8	—
Corporate Securities:
Bonds and Notes	3,574.2	42.5	3,519.6	39.6	3,690.8	41.4
Redeemable Preferred Stocks	10.3	0.1	8.9	0.1	8.3	0.1
Collateralized Loan Obligations	817.9	9.5	741.5	8.3	949.8	10.7
Other Mortgage- and Asset-backed	370.8	4.3	413.0	4.6	315.8	3.5
Total Fixed Maturities Reported at Fair Value	6,620.3	77.9	6,409.6	72.1	6,881.9	77.1
Equity Securities Reported at Fair Value:
Preferred Stocks	19.8	0.2	22.6	0.3	25.5	0.3
Common Stocks	1.6	—	1.4	—	1.2	—
Other Equity Interests:
Exchange Traded Funds	76.6	0.9	10.9	0.1	7.7	0.1
Limited Liability Companies and Limited Partnerships	204.0	2.4	183.6	2.1	191.4	2.1
Total Equity Securities Reported at Fair Value	302.0	3.5	218.5	2.5	225.8	2.5

Equity Method Limited Liability Investments	174.9	2.0	186.3	2.1	221.7	2.5
Short-term Investments at Cost which Approximates Fair Value	371.2	4.3	1,037.1	11.7	520.9	5.9
Company Owned Life Insurance	567.9	6.6	539.2	6.1	513.5	5.8
Loans to Policyholders	279.3	3.2	280.7	3.2	281.2	3.2
Other Investments:
Equity Securities Reported at Modified Cost	22.2	0.3	22.5	0.2	32.6	0.4
Real Estate at Depreciated Cost	93.3	1.1	99.5	1.1	94.7	1.1
Mortgage Loans	148.2	1.7	75.3	0.8	99.8	1.1
Alternative Energy Partnership Investments	17.4	0.2	17.6	0.2	17.3	0.2
Other	5.9	0.1	2.2	—	14.8	0.2
Total Other Investments	287.0	3.4	217.1	2.3	259.2	3.0
Total Investments	$8,602.6	100.9%	$8,888.5	100.0%	$8,904.2	100.0%

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025		Dec 31, 2024		Dec 31, 2023
	Carrying Value	Percent of Total	Carrying Value	Percent of Total	Carrying Value	Percent of Total
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,685.2	70.8%	$4,576.4	71.4%	$4,962.0	72.1%
BBB	1,542.6	23.3	1,557.6	24.3	1,657.3	24.1
BB, B	349.7	5.3	221.7	3.5	204.4	3.0
CCC or Lower	42.8	0.6	53.9	0.8	58.2	0.8
Total Investments in Fixed Maturities	$6,620.3	100.0%	$6,409.6	100.0%	$6,881.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.5		7.7		8.1

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025		Dec 31, 2024		Dec 31, 2023
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$2,040.4	23.7%	$1,969.1	22.2%	$2,070.5	23.3%
Manufacturing	974.7	11.3	1,014.3	11.4	1,077.6	12.1
Transportation, Communication and Utilities	838.2	9.7	793.0	8.9	807.3	9.1
Services	610.5	7.1	582.9	6.6	639.4	7.2
Mining	164.7	1.9	153.3	1.7	174.3	2.0
Retail Trade	115.8	1.3	125.7	1.4	156.0	1.8
Construction	9.8	0.1	11.7	0.1	4.4	—
Other	36.9	0.4	33.0	0.4	35.2	0.4
Total Fair Value of Non-governmental Fixed Maturities	$4,791.0	55.5%	$4,683.0	52.7%	$4,964.7	55.9%

	Sep 30, 2025
Ten Largest Investment Exposures[1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
California	$134.8	1.6%
Texas	103.9	1.2
Michigan	87.6	1.0
Georgia	68.5	0.8
New York	61.0	0.7
Florida	54.4	0.6
Pennsylvania	47.5	0.6
Virginia	36.2	0.4
Louisiana	35.6	0.4
Colorado	35.2	0.4
Total	$664.7	7.7%
[1]Excluding Investments in U.S. Government and Government Agencies and Authorities at September 30, 2025.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Sep 30, 2025
	Political Subdivision General Obligation	Revenue	State General Obligation	Total Fair Value	Percent of Total Muni Bond	Percent of Total Investments
California	$9.0	$119.0	$—	$128.0	10.5%	1.5%
Texas	10.7	85.3	3.6	99.6	8.2	1.2
Michigan	—	74.1	10.5	84.6	6.9	1.0
Georgia	1.7	60.0	5.5	67.2	5.5	0.8
New York	11.5	49.5	—	61.0	5.0	0.7
Florida	—	54.4	—	54.4	4.5	0.6
Pennsylvania	3.2	44.3	—	47.5	3.9	0.6
Colorado	—	35.2	—	35.2	2.9	0.4
Louisiana	1.3	21.4	12.3	35.0	2.9	0.4
Virginia	—	28.7	6.1	34.8	2.9	0.4
Ohio	—	33.7	—	33.7	2.8	0.4
Illinois	0.6	30.9	—	31.5	2.6	0.4
Puerto Rico	—	30.8	—	30.8	2.5	0.4
Massachusetts	—	24.1	5.2	29.3	2.3	0.3
Missouri	1.1	27.2	—	28.3	2.3	0.3
Minnesota	1.0	25.5	—	26.5	2.2	0.3
Oregon	2.4	17.1	6.5	26.0	2.1	0.3
Maryland	—	25.8	—	25.8	2.1	0.3
Oklahoma	—	22.5	—	22.5	1.8	0.3
Washington	1.4	18.4	2.5	22.3	1.8	0.3
Tennessee	3.2	18.9	—	22.1	1.8	0.3
Connecticut	—	16.8	2.5	19.3	1.6	0.2
North Carolina	1.7	17.4	—	19.1	1.6	0.2
New Hampshire	0.4	18.0	—	18.4	1.5	0.2
Rhode Island	1.5	16.9	—	18.4	1.5	0.2
Indiana	—	17.7	—	17.7	1.5	0.2
Mississippi	—	10.1	7.3	17.4	1.4	0.2
District of Columbia	—	15.1	2.1	17.2	1.4	0.2
Arizona	—	12.9	—	12.9	1.1	0.1
North Dakota	—	12.8	—	12.8	1.1	0.1
Alabama	—	12.1	—	12.1	1.0	0.1
Iowa	—	11.8	—	11.8	1.0	0.1
Utah	—	11.7	—	11.7	1.0	0.1
South Carolina	—	10.8	—	10.8	0.9	0.1
New Jersey	—	9.5	—	9.5	0.8	0.1
Montana	—	9.2	—	9.2	0.7	0.1
Nebraska	—	9.1	—	9.1	0.7	0.1
South Dakota	—	8.4	—	8.4	0.7	0.1
Maine	—	8.0	—	8.0	0.7	0.1
All Other States	5.0	17.7	4.9	27.6	2.3	0.3
Total	$55.7	$1,092.8	$69.0	$1,217.5	100.0%	14.0%

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2025	Sep 30, 2025	Dec 31, 2024
Reported as Equity Method Limited Liability Investments:
Senior Debt	$64.1	$19.5	$19.1
Mezzanine Debt	36.2	115.2	116.7
Secondary Transactions	1.6	2.7	5.5
Leveraged Buyout	0.6	6.5	7.5
Real Estate	0.1	24.3	27.3
Distressed Debt	—	1.4	4.4
Other	—	5.3	5.8
Total Equity Method Limited Liability Investments	102.6	174.9	186.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	69.8	115.9	116.9
Leveraged Buyout	42.7	34.5	19.2
Distressed Debt	15.7	11.1	11.7
Senior Debt	6.7	26.5	26.3
Growth Equity	5.8	10.4	7.0
Secondary Transactions	1.6	1.6	2.4
Real Estate	0.2	0.1	—
Other	0.2	3.9	0.1
Total Reported as Other Equity Interests at Fair Value	142.7	204.0	183.6

Reported as Other Investments:
Alternative Energy Partnership Investments	—	17.4	17.6
Equity Interests at Modified Cost	0.1	1.8	1.8
Total Reported as Other Equity Investments	0.1	19.2	19.4

Total Investments in Limited Liability Companies and Limited Partnerships	$245.4	$398.1	$389.3

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Net (Loss) Income attributable to Kemper Corporation the after-tax impact of:

(i) Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension Settlement and Other Charges;
(vi) Goodwill Impairment Charges;
(vii) Non-Core Operations; and
(viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three and nine months ended September 30, 2025 or 2024.

The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. In the third quarter of 2025, a restructuring program was launched to achieve operational and organizational efficiencies. The Company will continue to evaluate additional efficiency opportunities through 2027. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairment Charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

A reconciliation of Net (Loss) Income attributable to Kemper Corporation to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Net (Loss) Income attributable to Kemper Corporation	$(21.0)	$72.6	$99.7	$97.4	$73.7	$75.4	$71.3	$151.3	$220.4
Less Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.7)	(0.4)	0.1	(2.0)	(1.8)	(1.0)	2.7	(2.0)	(0.1)
Net Realized Investment Gains (Losses)	3.1	(0.1)	0.7	3.1	0.9	1.2	5.2	3.7	7.3
Impairment Losses	(2.5)	(2.8)	0.2	(1.6)	(1.7)	(0.1)	(1.2)	(5.1)	(3.0)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(19.6)	(3.8)	(4.2)	(7.5)	(9.1)	(5.1)	(10.1)	(27.6)	(24.3)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	0.4	(7.3)	(2.2)	2.1	—	0.4	(0.1)
Non-Core Operations	(20.7)	(4.4)	(3.9)	(2.4)	(17.4)	(13.4)	5.0	(29.0)	(25.8)
Adjusted Consolidated Net Operating Income	$20.4	$84.1	$106.4	$115.1	$105.0	$91.7	$69.7	$210.9	$266.4

Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share ‐ basic. A reconciliation of Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share - basic to Adjusted Consolidated Net Operating Income per Unrestricted Share is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share	$(0.34)	$1.13	$1.56	$1.52	$1.15	$1.17	$1.11	$2.40	$3.43
Less Net (Loss) Income per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	(0.03)	—	—	(0.03)	(0.02)	(0.02)	0.04	(0.03)	—
Net Realized Investment Gains	0.05	—	0.01	0.04	0.01	0.02	0.09	0.06	0.12
Impairment Losses	(0.04)	(0.04)	—	(0.03)	(0.03)	—	(0.02)	(0.08)	(0.05)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.32)	(0.07)	(0.07)	(0.12)	(0.14)	(0.08)	(0.16)	(0.44)	(0.38)
Debt Extinguishment, Pension Settlement and Other Charges	—	—	0.01	(0.11)	(0.03)	0.03	—	0.01	—
Non-Core Operations	(0.33)	(0.07)	(0.06)	(0.04)	(0.27)	(0.21)	0.08	(0.46)	(0.40)
Adjusted Consolidated Net Operating Income per Unrestricted Share	$0.33	$1.31	$1.67	$1.81	$1.63	$1.43	$1.08	$3.34	$4.14

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Return on Adjusted Shareholders' Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s annualized Net (Loss) Income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders' Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Return on Adjusted Shareholders’ Equity” metric was referred to as “Return on Tangible Shareholders’ Equity” in prior periods.

A reconciliation of Return on Shareholders’ Equity to Return on Adjusted Shareholders' Equity is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Sep 30, 2024
Numerator:
Annualized Net (Loss) Income attributable to Kemper Corporation	$(84.0)	$290.4	$398.8	$389.6	$294.8	$301.6	$285.2	$201.7	$293.9

Denominator:
Average Shareholders' Equity[1]	$2,842.8	$2,935.5	$2,853.0	$2,780.9	$2,722.3	$2,630.5	$2,547.5	$2,847.9	$2,634.9

Less: Average Net Unrealized Losses on Fixed Maturities	595.9	638.6	667.6	576.1	570.8	652.2	576.1	631.7	573.5
Less: Average Change in Discount Rate on Future Life Policyholder Benefits	(343.0)	(368.0)	(373.2)	(286.6)	(275.4)	(315.1)	(216.3)	(358.0)	(245.9)
Less: Average Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)
Average Adjusted Shareholders' Equity[1]	$1,845.0	$1,955.4	$1,896.7	$1,819.7	$1,767.0	$1,716.9	$1,656.6	$1,870.9	$1,711.8

Return on Shareholders' Equity:
Return on Shareholders' Equity	(3.0)%	9.9%	14.0%	14.0%	10.8%	11.5%	11.2%	7.1%	11.2%
Return on Adjusted Shareholders' Equity	(4.6)%	14.9%	21.0%	21.4%	16.7%	17.6%	17.2%	10.8%	17.2%
[1]Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Adjusted Book Value Per Share” metric was referred to as “Tangible Book Value Per Share” in prior periods.

A reconciliation of Book Value Per Share to Adjusted Book Value Per Share is presented below:

	As of
Dollars and Shares in Millions Except Per Share Amounts (Unaudited)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Numerator:
Kemper Corporation Shareholders’ Equity	$2,732.1	$2,953.4	$2,917.6	$2,788.4	$2,773.3	$2,671.2	$2,589.8

Less: Net Unrealized Losses on Fixed Maturities	553.4	638.6	638.6	696.5	455.8	685.9	618.4
Less: Change in Discount Rate on Future Life Policyholder Benefits	(316.0)	(370.0)	(366.0)	(380.3)	(192.9)	(358.0)	(272.1)
Less: Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)
Adjusted Shareholders' Equity	$1,718.8	$1,971.3	$1,939.5	$1,853.9	$1,785.5	$1,748.4	$1,685.4

Denominator:
Common Shares Issued and Outstanding	60.202	63.576	63.979	63.840	64.044	64.427	64.358

Book Value Per Share:
Book Value Per Share	$45.38	$46.45	$45.60	$43.68	$43.30	$41.46	$40.24

Less: Net Unrealized Losses on Fixed Maturities	9.19	10.04	9.98	10.91	7.12	10.65	9.61
Less: Change in Discount Rate on Future Life Policyholder Benefits	(5.25)	(5.82)	(5.72)	(5.96)	(3.01)	(5.56)	(4.23)
Less: Goodwill	(20.77)	(19.66)	(19.55)	(19.59)	(19.53)	(19.41)	(19.43)
Adjusted Book Value Per Share	$28.55	$31.01	$30.31	$29.04	$27.88	$27.14	$26.19